SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           MainStreet BankShares, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           MainStreet BankShares, Inc.
                (Formerly Known as Smith River Bankshares, Inc.)
                        730 East Church Street, Suite #12
                                 P. O. Box 1224
                        Martinsville, Virginia 24114-1224
                              Phone (540) 632-8054
                               Fax (540) 632-8043

Dear Shareholder:

         The Directors of MainStreet BankShares, Inc. (formerly known as Smith River Bankshares, Inc.) invite you to attend our Annual Meeting of Shareholders to be held at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia on Thursday, April 19, 2001 at 2:00 p.m.

         In addition to the election of directors, my staff and I will report to our shareholders our progress in moving closer to realizing the vision we set for our corporation. Of course, we will be available for your questions and comments.

         Whether or not you plan to attend the meeting, after you have reviewed the Proxy Statement please return the enclosed proxy card, properly completed, as soon as possible. A postage-paid envelope is enclosed for your convenience.

         Your Board of Directors and I look forward to seeing you at our Annual Meeting.

                                       Sincerely,



                                       C. R. McCullar
                                       President and
                                       Chief Executive Officer

March 15, 2001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2001


To the Holders of Common Stock Of
MainStreet BankShares, Inc.
(Formerly Known as Smith River Bankshares, Inc.)

     The Annual Meeting of Shareholders of MainStreet BankShares, Inc. (formerly known as Smith River Bankshares, Inc.) will be held on Thursday, April 19, 2001, at 2:00 p.m., at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia. The items of business are:

      1. To elect four (4) members of Class C directors for the Board of Directors for the ensuing year;

      2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has determined that only holders of Common Stock of record at the close of business on March 2, 2001 will be entitled to notice of and to vote on all questions at the Annual Meeting or any adjournment thereof.

     To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy and return it as soon as possible in the enclosed, post-prepaid envelope. You may amend your proxy at any time prior to its exercise at the meeting.

                                       By Order of the Board of Directors



                                       C. R. McCullar
                                       President and CEO

March 15, 2001

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 19, 2001


GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2001 Annual Meeting of Shareholders of MainStreet BankShares, Inc. (formerly known as Smith River Bankshares, Inc.) ("BankShares") to be held at Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia, on Thursday, April 19, 2001, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of the Company are located at P. O. Box 1224, Martinsville, Virginia 24114. The approximate mailing of this Proxy Statement and the accompanying proxy is March 15, 2001.

         All properly executed proxies delivered pursuant to this solicitation will be voted as instructed, and in the absence of instructions will be voted FOR the election of Directors. Any shareholder who has executed a proxy and attends the Annual Meeting may elect to vote in person rather than by proxy. A shareholder may revoke their proxy at any time before it is exercised (i) by filing written notice thereof with the Secretary of BankShares (Secretary, MainStreet BankShares, Inc., P. O. Box 1224, Martinsville, Virginia 24114); (ii) or by filing a later valid proxy with the Secretary of BankShares; or (iii) by appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. However, any such revocation will not affect any vote previously taken. Presence at the Annual Meeting does not of itself revoke such proxy.

OUTSTANDING COMMON STOCK, RECORD DATE, AND SOLICITATION

         The Directors of BankShares have fixed March 2, 2001, as the record date for shareholders entitled to notice of and to vote at the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote. As of March 2, 2001, BankShares had 689,368 shares of Common Stock outstanding (not including 87,500 warrants and 10,000 stock options). Each share of Common Stock is entitled to one vote on all matters presented at the meeting. See "Security Ownership of Management and Principal Shareholders."

         The cost of solicitation of proxies will be borne by BankShares. Solicitations will be made only by the use of the mail, except that directors, officers and regular employees of BankShares, or its affiliates, may make solicitations of proxies by telephone, telegraph, or by personal calls. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons, and BankShares will reimburse them for their reasonable charges and expenses in this connection.

         A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, for quorum purposes it is deemed present for all matters considered at the meeting. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. Votes that are withheld and Broker Shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of directors or on other matters.

ITEM 1 - ELECTION OF DIRECTORS


         At the Annual Meeting, four (4) Directors are to be elected to hold office until the third annual meeting of shareholders or until their respective successors are duly elected and qualified.

         It is the intention of the persons named in the enclosed proxy to vote for the election of the four (4) persons named herein, all of who currently are Directors. Proxies will be voted for the election as Directors of the nominees listed below (or, if unexpectedly unavailable, for such substitutes as the Board of Directors may designate) to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. The Board of Directors does not anticipate any nominees will be unavailable for election.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors.

         The Board recommends election of the director nominees set forth in this Proxy Statement.

         The following information is given in connection with the nominees, all of whom are current directors, for election to the Board at the Annual Meeting.

                       NOMINEES DIRECTORS - CLASS OF 2001


                              Position with BankShares
                                   or Other Principal
                                    Occupation and               Director
Nominees (Age)                        Directorships               Since
--------------                -------------------------          --------

Patricia H. Brammer           Retired realtor                     3/99
     (68)                     Bassett, Virginia.


G. R. Nelson, Jr.             Owner and operator of               1/99
     (65)                     Nelson Ford, Inc., Owner and
                              Operator GR Chevrolet, Inc.
                              and Nelson Mazda Subaru and
                              Nelson Pontiac Buick GMC
                              (automobile franchises)
                              Bassett, Virginia.


Douglas E. Riddle             Owner Riddle Dodge Honda            1/99
     (56)                     (automobile franchise)
                              Martinsville, Virginia.


Milford A. Weaver             Owner and co-founder of             1/99
     (75)                     Virginia Blower Company
                              (heating, ventilation and
                              air conditioner contractor),
                              Collinsville, Virginia.

                          DIRECTORS - TERM EXPIRES 2002

                              Position with BankShares
                                   or Other Principal
                                    Occupation and               Director
Directors (Age)                       Directorships               Since
--------------                -------------------------          --------

William S. Clark              Executive Vice President and        2/01
     (47)                     Chief Operating Officer
                              Stuart, Virginia.


Mervyn R. King, MD.           President of Countryside            1/99
     (67)                     Properties, FLP, Countryside
                              Manor, Inc., Countryside Village
                              Inc.  Inside Track Company, Inc.,
                              Martinsville Nissan, Inc. and
                              B & H. Motors, Inc. (Peaks View
                              Pontiac, Buick, GMC
                              (real estate holding company,
                              nursing home, an antique business,
                              design and manufacturing company
                              of toy train display cases,  and
                              automobile franchise)
                              Fieldale, Virginia.


Morton W. Lester              President of The Lester             1/99
    (67)                      Company and Vice President
                              of Motor Imports, Inc.
                              (real estate investment and
                              property management company)
                              Martinsville, Virginia


Cecil R. McCullar              President and CEO of               1/99
    (64)                       The Bank and BankShares
                               Roanoke, Virginia.

                          DIRECTORS - TERM EXPIRES 2003



                              Position with BankShares
                                   or Other Principal
                                    Occupation and               Director
Directors (Age)                       Directorships               Since
--------------                -------------------------          --------

Jesse D. Cahill, Sr.          President of Rocuda Finance,        1/99
     (70)                     Inc. and Rocuda Mortgage
                              Company, Inc.
                              (finance and mortgage company)
                              Collinsville, Virginia.


Roxann B. Miller              Principal Shareholder of            1/99
     (67)                     Dillon Insurance Agency,
                              (insurance agency)
                              Bassett, Virginia


Jim R. Mills                  President of Jim Mills              1/99
     (64)                     Lincoln-Mercury-Chrysler-
                              Jeep, Inc.
                              (automobile franchise)
                              Bassett, Virginia.


Joe C. Philpott               Retired Executive Vice              1/99
     (69)                     President of Bassett
                              Furniture Industries
                              (furniture manufacturing)
                              Bassett, Virginia.

                 SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL
                                  SHAREHOLDERS

       The following table sets forth information as of January 31, 2001, concerning the beneficial ownership, direct or indirect, of Common Stock by Directors, nominees for Director, the Chief Executive Officer, the four most highly compensated Executive Officers, all Directors and Executive Officers as a group, and persons beneficially owning more than 5% of Common Stock.

                     Sole Voting &                                 Aggregate
                      Investment                      Aggregate    Percentage
     Name                Power         Other (1)         Total       Owned
     ----                -----         ---------         -----       -----
Patricia H. Brammer   23,000(2)           ---           23,000        3.0

Jesse D. Cahill, Sr.  20,300(3)           ---           20,300        2.6

William S. Clark      10,000           10,000(4)        20,000        2.5

Dr. Mervyn R. King    20,000(5)         4,300           24,300        3.1

Morton W. Lester      35,000(6)           ---           35,000        4.4

C. R. McCullar        25,000(7)        10,000(8)        35,000        4.4

Roxann B. Miller      12,500(9)           200           12,700        1.6

Jim R. Mills          10,000(10)       10,939(11)       20,939        2.7

G. R. Nelson, Jr.     25,300(12)       10,000(13)       35,300        4.5

Joe C. Philpott        6,500(14)          ---            6,500         .8

Douglas E. Riddle     10,000(15)          ---           10,000        1.3

Milford A. Weaver      8,000(16)          ---            8,000        1.0

Brenda H. Smith          100              ---              100         *

Robert C. Torray      50,000              ---           50,000        6.4

Directors and        200,700           45,739          246,139       31.3
   Executive Officers
    as a Group
    (13 persons)

*          Denotes less than .1% of outstanding shares.
(1) Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.
(2) Includes 5,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(3) Includes 10,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(4)      Includes 10,000 shares that is in a Family Partnership.
(5) Includes 10,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(6) Includes 10,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(7) Includes 10,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(8) Includes 10,000 shares that may be acquired through an Employment Agreement for 10,000 Stock Options.
(9) Includes 6,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(10) Includes 5,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(11) Includes 10,939 shares owned by the Profit Share and Pension Plan of his business.
(12) Includes 10,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(13)     Includes 10,000 shares that is in his company's Reinsurance Plan.
(14) Includes 2,500 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(15) Includes 4,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(16) Includes 5,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares' directors and executive officers, and persons who own more than 10% of a registered class of BankShares' equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file.

         Based solely on its review of the forms required by Section 16(a) of the Securities Exchange Act of 1934 that have been received by BankShares or written representations from certain reporting persons that no annual statements on Form 5 were required, BankShares believes that its officers and Directors and beneficial owners of greater than 10% of its Common Stock complied with all applicable filing requirements and all forms were filed on time.


COMMITTEES OF THE BOARD

         The Board of Directors has established an Audit/Compliance Committee, an Executive Committee, a Human Resources Committee, an Investment/Asset Liability Committee, and a Loan Committee and has assigned certain responsibilities to each of those Committees.

Audit/Compliance Committee

          The Audit/Compliance Committee recommends to the Board of Directors; the firm to be employed as its independent accountants to audit BankShares' consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares' policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Compliance area of this committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares.

         The Audit/Compliance Committee consists of Patricia H. Brammer, Jim R. Mills, G. R. Nelson, Jr., Joe C. Philpott (Chairman), and Douglas E. Riddle.

         The Board has adopted for the Audit Committee the written charter set forth in the appendix.

          The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

         The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies or when action of the Board of Directors is necessary between meetings and it is not possible or practicable to call a special meeting.

         The Executive Committee consists of J. E. Bassett, Jr. (deceased), Jesse D. Cahill, Sr., Dr. Mervyn R. King, Morton W. Lester, C. R. McCullar (Chairman), and Roxann B. Miller.

Human Resources Committee

         The Human Resources Committee recommends, to the Board of Directors, the compensation to be paid to the executive officers of BankShares and its subsidiary, approves the general salary administration policies for BankShares' other officers and employees, and approves the overall structure of the benefits program.

         The Human Resources Committee also administers BankShares' stock option plans.

         The  Human  Resources   Committee  consists  of  J.  E.  Bassett,   Jr.
(deceased), C. R. McCullar, Roxann B. Miller (Chairman), G. R. Nelson, Jr. and Milford A. Weaver.

Investment/Asset Liability Committee

         The Investment/Asset Liability Committee is responsible for overseeing the strategic planning process, assisting Management with setting a strategic direction for BankShares, focusing the attention of the Board of Directors on long-range objectives, monitoring the operational and financial results of BankShares and assessing management's achievement of BankShares' long-range objectives.

         The Investment/Asset Liability Committee consists of Patricia H. Brammer, Dr. Mervyn R. King (Chairman), C. R. McCullar, Joe C. Philpott, Brenda
H. Smith (Senior Vice President & CFO), and Milford A. Weaver.

Loan Committee

         The Loan Committee is responsible for reviewing and approving all loans to one borrower in excess of a specified amount delegated to the President and CEO and the Executive Vice President and COO. The Loan Committee reviews loan requests to determine appropriate pricing and that the credit has been properly structured and conforms to bank policies and procedures.

         The Loan Committee consists of Jesse D. Cahill, Sr., William S. Clark, Morton W. Lester (Chairman), C. R. McCullar, Jim R. Mills, and Douglas E. Riddle.


ATTENDANCE

         The Board of Directors held 19 meetings during 2000. In 2000, the Audit/Compliance Committee of the Board met 1 time, the Executive Committee met 0 times, the Human Resources Committee met 0 times, the Investment/Asset

Liability Committee met 0 times and the Loan Committee met 5 times. During 2000, each director attended more than 75% of the meetings of the Board and of any committee on which he served with the exception of Patricia H. Brammer. Ms. Brammer was unable to attend the meetings due to family illness.


COMPENSATION OF DIRECTORS

         In 2000, Directors of BankShares who were not officers of BankShares received no annual retainer or fee for each meeting attended or reimbursement of any expenses for attending the meetings.


REPORT OF HUMAN RESOURCES COMMITTEE

         This report by the Human Resources (Compensation) Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

         In 2000, the Human Resources Committee consisted of four members of the BankShares Board of Directors who were not officers of BankShares or a BankShares subsidiary bank ("Subsidiary Bank") and one officer who is ex-officio. This committee considered the recommendations of the Subsidiary Bank Board and made final compensation decisions on the Chief Executive Officer of the Subsidiary Bank and BankShares Executive Officers.

                         Compensation Program Components

         BankShares' overall compensation programs have been established with the objectives of having pay levels and incentive opportunities be competitive and reflect the performance of the Bank. The program consisted of one main component: base salary.

         Salary - The BankShares Human Resources Committee and the Board determined salary parameters through comparisons with companies of similar size and complexity of BankShares. The objective was to have base salaries when considered as part of total compensation to be adequate and competitive with Bank's peer group, based on asset size. The salaries of the Chief Executive
Officer of the Bank are approved by the Human Resources Committee in consultation with the Bank's Board of Directors.

         Compensation of the Chief Executive Officer - In establishing the salary of the Chief Executive Officer of BankShares, the Human Resources Committee reviewed the Virginia Bankers Association current salary survey data consisting of banks and bank holding companies determined to be similar in size and complexity to BankShares. The Human Resources Committee established a salary range designed with a midpoint reflecting the median compensation for Chief Executive Officers in the established peer group.

         Mr. McCullar was granted 30,000 stock options upon the opening of the Bank. These options vest over a three year period, vesting 1/3 the first year, 1/3 the second year, and the last 1/3 in the third year after the Bank opened.



                            Human Resources Committee
                           Roxann B. Miller (Chairman)
                          J. E. Bassett, Jr. (Deceased)
                           C. R. McCullar (Ex-Officio)
                                G. R. Nelson, Jr.
                                Milford A. Weaver

REPORT OF AUDIT COMMITTEE

         This report by the Audit Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

         The Audit Committee's Report to the shareholders which follows was approved and adopted by the Committee and by the Board of Directors on February 20, 2001. The members of the Audit Committee are all independent directors.

         The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit Committee had received from the independent auditors the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and discussed with them their independence from BankShares and its management.

         Based  on the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in BankShares' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

         The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee which appears in the appendix.

         The auditing firm for MainStreet BankShares, Inc. (formerly known as Smith River Bankshares, Inc.) is McLeod and Company located in Roanoke,
Virginia. The following fees were paid to McLeod and Company, for services provided to BankShares for the fiscal year ended December 31, 2000:

                  Audit Fees                                  $40,629
                  Financial Information Systems
                    Design and Implementation Fees:              ---
                  All Other Fees                                 ---

         Audit fees are fees billed for the audit of BankShares' financial statements and for the required quarterly reviews of those statements. Financial information systems design and implementation fees are fees billed for financial information systems design work and implementation fees for services rendered as part of that work for the most recent fiscal year. All other fees include payment for any other types of services provided.

         The Audit Committee believes that the independent auditor's provision of design and implementation of financial information systems services and other non-audit services to BankShares to be compatible with the maintenance of the auditor's independence.


                                 Audit Committee

                           Joe C. Philpott (Chairman)
                               Patricia H. Brammer
                                  Jim R. Mills
                                G. R. Nelson, Jr.
                                Douglas E. Riddle

                           SUMMARY COMPENSATION TABLE

         The following table presents information relating to total compensation of the Chief Executive Officer and the two other most highly compensated Executive Officers of the Bank for the fiscal year ended December 31, 2000.


                                               Annual Compensation
------------------------------------------------------------------------------
     Name and
Principal Position              Year           Salary           Bonus
------------------              ----           ------           -----

C. R. McCullar                  2000        $ 94,903.08 (1)
President and Chief
    Executive Officer,
    MainStreet BankShares,
    Inc. and Smith River
    Community Bank, N.A.
    (hired 1/99)

William S. Clark                2000        $ 35,321.93
   Executive Vice
   President and
   Chief Operating
   Officer (hired 7/00)

Brenda H. Smith
   Senior Vice                  2000        $ 55,129.00        $ 1,500.00(2)
   President and Chief
   Financial Officer
   (hired 8/99)
__________________
(1)      Includes taxable insurance paid as compensation.
(2)      Merit Bonus

STOCK OPTION PLANS

         Mr. C. R. McCullar was granted 30,000 stock options as part of his employment agreement. These stock options are exercisable at the first, second, and third anniversary of the opening of the bank, July 24, 2001, July 24, 2002, and July 24, 2003, respectively.

         Mr. Clark and Ms. Smith have not been awarded any options.


INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

         BankShares' Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares' Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.


                      TERMINATION OF EMPLOYMENT AND CHANGE
                             OF CONTROL ARRANGEMENTS

         BankShares has a severance agreement arrangement with C. R. McCullar. The agreement for Mr. McCullar for the period for which benefits will be paid and is designed to solidify employment arrangements.

         The agreement provides for certain benefits in the event of a "change in control" of BankShares, which is not approved by the Board of Directors, followed by termination of employment without cause, demotion, or disproportionate reduction of compensation within 12 months of the change in control. If a change in control occurs, which is not approved by the Board of Directors, the principal benefits Mr. McCullar will receive under the agreement is that he will receive a lump sum payment equal to the total base salary that

McCullar would have earned had McCullar continued in BankShares' employ through the remaining term of McCullar's employment. Also, after McCullar's retirement, BankShares has agreed to retain McCullar in the capacity of consultant until his 70th birthday and to provide medical and health benefits.

         McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. He can exercise the option to acquire 10,000 shares on or after the first anniversary of the opening of the bank, July 24, 2001, 10,000 shares on or after the second anniversary, July 24, 2002, and the last 10,000 stock options on or after the third anniversary July 24, 2003. All options which have not already expired shall expire on the ten-year anniversary of the date of grant or July 24, 2010. In the event of McCullar's death, any options held by him which were exercisable at the time of his death may be exercised by the person designated in his will or by his proper legal representative.

         No benefits are payable under the agreement if the change in control is approved by BankShares' Board of Directors.


SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Securities and Exchange Commission rules and regulations, proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than November 22, 2001 in order to be included in the proxy statement and form of Proxy relating to such Annual Meeting. Such proposals should be sent to the Secretary at BankShares' principal office at P. O. Box 1224, Martinsville, Virginia 24114 by certified mail, return receipt requested. Any proposal that is received by BankShares after November 22, 2001, will be considered untimely for consideration at the 2002 Annual Meeting.

         In addition to other applicable requirements, the Bylaws establish an advance notice procedure for the nomination of candidates for election as directors, other than by the Board of Directors of BankShares, and for certain matters to be brought before an annual shareholders' meeting of BankShares. A shareholder must give BankShares notice not less than 60 days nor more than 90 days prior to a shareholders' meeting to: (a) nominate persons to be elected directors of BankShares at such meeting or (b) propose business matters to be considered at such meeting. A shareholder must give BankShares notice, within ten days following the announcement of a special meeting to elect directors, to nominate persons to be elected directors at such special meeting.

         BankShares' bylaws provide that a shareholder of BankShares entitled to vote for the election of directors may nominate persons for election to the Board at any meeting of shareholders by mailing written notice to the Secretary of BankShares not later than (i) with respect to an election to be held at an annual meeting of shareholders, 60 days nor more than 90 days prior to such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is given to shareholders. Any such shareholder's notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of BankShares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board, and (v) the consent of each nominee to serve as a director of BankShares if so elected.

2000 ANNUAL REPORT ON FORM 10-KSB

         BankShares' 2000 Annual Report, which includes condensed consolidated balance sheets as of December 31, 2000 and December 31, 1999 and the related condensed consolidated statements of income for the year ended December 31, 2000 and for the period December 15, 1998 (date of inception) through December 31, 1999, is being mailed along with this Proxy Statement to shareholders of record as of the close of business on March 2, 2001.


OTHER BUSINESS

         The Board of Directors does not know of any matters which may be presented for consideration at the meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event other proper matters are presented at the meeting, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

         Shareholders are urged to specify choices on the enclosed Proxy and to date and return it in the enclosed envelope. Your prompt response and cooperation will be appreciated.


                                   By Order of the Board of Directors


                                   C. R. McCullar
                                   President and CEO

Dated:    March 15, 2001

                                    APPENDIX


                           MAINSTREET BANKSHARES, INC.
                (Formerly Known as Smith River Bankshares, Inc.)

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                February 20, 2001


                                   I. PURPOSE

         The primary purpose of the Audit Committee of the Board of Directors of MainStreet BankShares, Inc. "BankShares" is to provide independent and objective oversight of the accounting functions and internal controls of MainStreet BankShares, Inc., its subsidiary and affiliates (as applicable), and to ensure the objectivity of their financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and the senior internal audit officer. The Committee shall also review and advise the Board with respect to BankShares' risk management policies, and tax policies.


                                  II. FUNCTIONS

         The Audit Committee shall perform the following functions:

1. Independent Accountants. Recommend to the Board the firm to be employed by BankShares as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

2. Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee also shall review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in BankShares' accounting practices or controls.

3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with the Chief Financial Officer recommended changes in BankShares' methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4. Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require BankShares' counsel to circulate a questionnaire to evaluate BankShares' compliance with banking, financial disclosure and accounting laws.

5. Financial Disclosure Documents. Review with management and the independent accountants BankShares' financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of BankShares' accounting principles as applied in its financial reporting, the clarity of BankShares' financial disclosures and degree of aggressiveness or conservatism of BankShares' accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

6. Internal Control Systems. Review with management and internal auditors BankShares' internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

7. Ethical Environment. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

8. Oversight of Executive Officers and Directors and Conflicts of Interest. Review significant conflicts of interest involving directors or executive officers. The Committee shall review compliance with BankShares policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee shall review executive officers' and directors' loan and deposit relationships and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee also shall review significant questionable or illegal payments.

9. Oversight of Independent Accountants. Evaluate the independent accountants with the assistance of management, on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and BankShares. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants' and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountants' independence.

10. Adequacy of Personnel. Review periodically the adequacy of BankShares' accounting, financial, and auditing personnel resources.

11. Risk Management. Review annually and evaluate risk management policies in light of BankShares' business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on an annual basis BankShares' investment and derivatives risk management policies, including the internal system to review operational risks, credit risks, interest rate risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

12. Tax Policies. Review annually BankShares' tax policies and any pending audits or assessments.

13. Offerings of Securities. Perform appropriate due diligence on behalf of the Board of Directors with respect to BankShares' offerings of securities.

14. Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

The Committee's function is one of oversight and review, and it is not expected to audit BankShares, to define the scope of the audit, to control BankShares' accounting practices, or to define the standards to be used in preparation of BankShares' financial statements.


                         III. COMPOSITION & INDEPENDENCE

         The Committee shall consist of not less than four independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with BankShares' independent accountants.

         In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the committee Chairman, and in the case where the Committee chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.


                             IV. QUORUM AND MEETINGS

         A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the BankShares' Form 10-QSB. This report may be received on behalf of the Committee by the Committee Chair (as permitted by SEC regulations) and reported to the full Committee at its next scheduled meeting. The Committee shall meet on a quarterly basis. Meetings shall be scheduled at the direction of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Chief Financial Officer will be requested to attend all meetings where financial, tax, or financial controls are to be reviewed which should be the regular quarterly meetings.

                                   V. REPORTS

         The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

         The Committee shall report to shareholders in the BankShares' proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

                               VI. OTHER AUTHORITY

         The Committee is authorized to confer with BankShares management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

                           MainStreet BankShares, Inc.
                (Formerly Known as Smith River Bankshares, Inc.)

                        730 East Church Street, Suite #12
                          Martinsville, Virginia 24112

     This Proxy is solicited by the Board of Directors of MainStreet BankShares, Inc. (formerly known as Smith River Bankshares, Inc.) for the 2001 Annual Meeting of Shareholders to be held on April 19, 2001.

         The undersigned hereby appoints William S. Clark and Brenda H. Smith, either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on March 2, 2001 at the Annual Meeting of the Company to be held on April 19, 2001 and at any adjournments thereof, as designated below:

1. ELECTION OF FOUR CLASS C DIRECTORS to serve until the 2004 Annual Meeting of Shareholders.

 [  ]  FOR all nominees below                     [  ]  WITHHOLD AUTHORITY
       (except as marked to the contrary below)         to vote for all nominees
                                                        below

       CLASS C NOMINEES:        Patricia H. Brammer, G. R. Nelson, Jr.,
                                Douglas E. Riddle and Milford A. Weaver

        Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL --- NO. 1 ON THE REVERSE SIDE.

         The undersigned hereby acknowledge receipt of the Notice and Proxy Statement dated March 15, 2001 with respect to the 2001 Annual Meeting.

                                     Dated _______________________________, 2001

=========================================================================

Number of Shareholders Attending the Annual Meeting ______________

=========================================================================




                            ----------------------------------------------------
                            (Signature of Shareholders)


                            (Signature of Shareholders)
                            ----------------------------------------------------


                            NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.